UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 6, 2005

Global Preferred Holdings, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-23637	58-2179041
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6455 East Johns Crossing, Suite 402, Duluth, Georgia		30097
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	770-248-3311

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On July 6, 2005, Global Preferred Holdings, Inc. ("Global Preferred") entered into transition agreements with Edward F. McKernan, president and chief executive officer, Bradley E. Barks, senior vice president and chief financial officer, and David W. McLeroy, vice president of financial projects. Pursuant to the terms of these agreements, each employee resigned as an officer of Global Preferred, but will continue as an employee for a period of time to assist with the wind-up and dissolution of Global Preferred. A copy of the transition agreements are included as Exhibits 10.1, 10.2 and 10.3 to this Report on Form 8-K.

Item 8.01 Other Events.

On July 6, 2006, Global Preferred completed the sale of its wholly owned subsidiaries, Global Preferred Solutions, Inc., Global Preferred Resources, Inc. and Preferred Advantage Insurance Services, Inc., to Capstan International Acquisitions LLC, (now known as Capstan Equity Group, LLC), a company which was formed by Edward F. McKernan, Global Preferred’s former president and chief executive officer, Bradley E. Barks, former chief financial officer and senior vice president of finance, David W. McLeroy, former vice president of financial projects, and another employee of Global Preferred. In addition, the transition agreements, disclosed in Item 5.02 above, amended the respective employment agreement of each of the foregoing employees to modify the restrictive covenants of the employment agreement to permit such employee to own and participate in the operations of Capstan Equity Group.

On July 8, 2005, Global Preferred initiated the distribution of all of the AEGON N.V. common shares that Global Preferred received in consideration for the sale of its principal asset, Global Preferred Re Limited, to AEGON N.V. on May 25, 2005. Fractional AEGON N.V. common shares resulting from the distribution will be liquidated and the cash distributed to the Global Preferred stockholders following the distribution of the whole shares. Together, these two distributions will represent the distribution of all the consideration received by Global Preferred from AEGON N.V. for the sale of Global Preferred Re Limited in May 2005 and represent a substantial part of the assets to be distributed to stockholders under Global Preferred’s Plan of Complete Liquidation and Dissolution approved by the stockholders on May 10, 2005.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Preferred Holdings, Inc.

July 12, 2005	By:	/s/ Caryl P. Shepherd

Name: Caryl P. Shepherd
Title: Chief Accounting Officer

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Exhibit Index

Exhibit No.	Description

10.1	Transition Letter to Edward F. McKernan dated July 6, 2005
10.2	Transition Letter to Bradley E. Barks dated July 6, 2005
10.3	Transition Letter to David W. McLeroy dated July 6, 2005
99.1	Press Release dated July 11, 2005